UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On April 27, 2018, Moog Inc. (the “Company”) issued a press release discussing results of operations for the quarter ended March 31, 2018. A copy of the press release is included as exhibit 99.1 of this report.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

Item 2.05	Costs Associated with Exit or Disposal Activities

On April 27, 2018, the Company announced, after several years of investment, that there is no longer a viable business model for the wind pitch control business. As we phase out our participation in this market over the next six months, we will continue to meet the customers' needs throughout the life of the product. As a result, the Company recorded a pre-tax restructuring change of approximately $31 million in the quarter ended March 31, 2018. The charge taken consists of $14 million of non-cash charges for the impairment of long-lived assets, $7 million of other non-cash charges, primarily for inventory reserves, $7 million for severance and $2 million for other costs. These actions will result in workforce reductions, principally in Germany and China.

The severance and other costs will result in cash payments during the remainder of 2018, with completion expected by the first quarter of 2019.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release dated April 27, 2018, announcing Moog Inc.’s results of operations for the quarter ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: April 27, 2018	By:	/s/ Jennifer Walter
	Name:	Jennifer Walter
Vice President - Finance
Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated April 27, 2018, announcing Moog Inc.’s results of operations for the quarter ended March 31, 2018.